UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 7, 2025

Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue, Tyler, TX	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2025, Southside Bancshares, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, Southside Bank, a wholly-owned subsidiary of the Company, and Keefe, Bruyette & Woods, Inc., as representative to the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters $150,000,000 aggregate principal amount of its 7.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Company’s offering of the Notes is expected to close on or about August 14, 2025, subject to the satisfaction of customary closing conditions.

The offering of the Notes is being made pursuant to the Company’s effective registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023 (File No. 333-271518) (the “Registration Statement”), including a base prospectus, dated April 28, 2023, included as part of the Registration Statement, a preliminary prospectus supplement, filed with the SEC on August 7, 2025, and a final prospectus supplement, filed with the SEC on August 8, 2025, relating to the Notes.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Item 9.01 Financial Statements and Exhibits.

(D) Exhibits.  The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement dated August 7, 2025, by and among the Southside Bancshares, Inc., Southside Bank and Keefe, Bruyette & Woods, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: August 8, 2025	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial Officer)